                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               ------------------


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               ------------------


                Date of Report (Date of earliest event reported)

                                 April 18, 2002


                              Carreker Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                     0-24201                       75-1622836
------------------------     ------------------------   ---------------------------------
(State of Incorporation)     (Commission File Number)   (IRS Employer Identification No.)



4055 Valley View Lane, Suite 1000, Dallas, Texas                     75244
------------------------------------------------                  ----------
(Address of principal executive offices)                          (Zip Code)


                                 (972) 458-1981
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      [N/A]
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.   Other Events.

Effective June 6, 2001, Carreker Corporation, a Delaware corporation, acquired Check Solutions Company pursuant to a partnership interest purchase agreement among Carreker Corporation, Check Consultants Company of Tennessee, Inc., IPSS Corporation, International Business Machines Corporation and First Tennessee Bank National Association.

This Form 8-K includes the consolidated financial statements of Check Solutions Company as of and for the three month period ended March 31, 2001 and as of and for the years ending December 31, 2000 and 1999, and certain pro forma condensed combined financial information for Carreker Corporation and Check Solutions Company for the years ended January 31, 2002 and 2001.


ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

* 23.1   Consent of Arthur Andersen LLP.

* 99.1 Audited Consolidated Financial Statements of Check Solutions Company for the Three Months Ended March 31, 2001 and for the Years Ended December 31, 2000 and 1999, respectively.

* 99.2 Pro Forma Condensed Combining Financial Information for Carreker Corporation and Check Solutions Company.


* Filed herewith.

                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CARREKER CORPORATION


                                         By:   /s/ Terry L. Gage
                                             ------------------------------
                                               Terry L. Gage
                                               Executive Vice President and
                                               Chief Financial Officer


         Dated:  April 18, 2002

                                  EXHIBIT INDEX


* 23.1    Consent of Arthur Andersen LLP.

* 99.1 Audited Consolidated Financial Statements of Check Solutions Company for the Three Months Ended March 31, 2001 and for the Years Ended December 31, 2000 and 1999, respectively.

* 99.2 Pro Forma Condensed Combining Financial Information for Carreker Corporation and Check Solutions Company.



* Filed herewith.